EXHIBIT (13)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1940 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	811-06459

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	811-06459

Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	811-06546

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	811-21127

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 2016.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director and Vice President-Tax of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1940 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	811-06459

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	811-06459

Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	811-06546

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	811-21127

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2016.

/s/ David Schulz
David Schulz
Director and Vice President-Tax

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jason Orlandi, Director, Secretary, General Counsel and Senior Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1940 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	811-06459

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	811-06459

Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	811-06546

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	811-21127

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2016.

/s/ Jay Orlandi
Jay Orlandi
Director, Secretary, General Counsel and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Katherine A. Schulze, a Director, Deputy General Counsel and Chief Compliance Officer of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1940 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	811-06459

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	811-06459

Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	811-06546

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	811-21127

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2016.

/s/ Katherine A. Schulze
Katherine A. Schulze
Director, Deputy General Counsel and Chief Compliance Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1940 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	811-06459

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	811-06459

Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	811-06546

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	811-21127

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2016.

/s/ Mark W. Mullin
Mark W. Mullin
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michiel van Katwijk, a Director, Senior Vice President, Chief Financial Officer and Treasurer of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Registrant	Product Name	SEC 1940 File Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	811-06459

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	811-06459

Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	811-06546

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	811-21127

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2016.

/s/ Michiel van Katwijk
Michiel van Katwijk
Director, Senior Vice President, Chief Financial Officer and Treasurer